Poised for Growth Investor Update: June 2018

Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, capital plans, construction costs, generating unit retirements, investment opportunities, corporate initiatives (including any generation reshaping plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of tax reform and any other legislative and regulatory changes, including changes to existing and/or anticipated environmental standards; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward- Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2017 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information. 1

Company Statistics $19.9 billion market cap (1) 1.6 million electric customers 2.9 million natural gas customers 60% ownership of American Transmission Company 69,600 miles of electric distribution 48,000 miles of gas distribution $18.5 billion of rate base (2) 99+% regulated (3) (1) As of 5/31/2018 (2) 2017 average rate base (3) Based on earnings from operations 2

Focused on the Fundamentals Our strategy is to create long- term value by focusing on the fundamentals: safety, world- class reliability, operating efficiency, financial discipline and customer care. 3

Focused on the Fundamentals A Decade of EPS Growth $4.00 $3.00 $2.00 $1.00 $0.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 GAAP Adjusted nd 2 year in a row Best in America - 2017 Best in Midwest 7 years in a row * 10% CAGR based off GAAP EPS that include a one-time, non-cash gain related to the Tax Cut and Jobs Act of 2017. 4

Proven Track Record of Performance EPS Guidance  2017 Exceeded 2016 Exceeded   2015 Exceeded 2014 Exceeded  The only regulated utility 2013 Exceeded  to beat guidance every  year for more than a 2012 Exceeded decade 2011 Exceeded   2010 Exceeded 2009 Exceeded   2008 Exceeded 2007 Exceeded   2006 Exceeded 2005 Exceeded   2004 Exceeded 5

What’s New?

Tax Reform Summary • Beneficial to customers • No equity issuances required • No change to 2018 guidance, long-term growth rate or capital plan • Maintaining FFO-to-debt in the range of 16 to 18 percent • Estimated to be a partial cash taxpayer in 2018, full cash taxpayer in 2019 State Tax Treatment • On May 24, the PSCW issued written order (for 2018 and 2019): • WEPCO electric: 80% of the tax benefit will offset regulatory asset balances, and 20% will be refunded in the form of a bill credit to customers. Wisconsin • WPS electric: 40% of the tax benefit will offset regulatory asset balances, and 60% will be refunded in the form of a bill credit to customers. • Natural gas:100% returned to customers through bill credits. • On April 19, the ICC approved the proposed bill rider that will return the federal tax Illinois savings to customers, partially offset by an increase in state taxes. • MPSC issued an order on Feb. 22, requiring each Michigan utility to make multiple filings addressing estimated rate impacts. • Three step approach: Michigan 1. Approved May 30 – Ongoing credit for tax reform 2. July – Filing for tax reform refund for Jan - Jun 3. October – Remeasurement of deferred tax balances • The impact of tax reform has been factored into the currently pending rate case. Minnesota • Interim rates have been adjusted to reflect the reduction in the federal tax rate. 7

Well-Positioned for the Future Investment in Upstream Wind Energy Center  Currently being built by Invenergy in Antelope County, Nebraska 81 GE wind turbines with  a capacity of ~200 MW Total investment: $276 million for an 80% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Qualifies for 100% bonus depreciation and production tax credits  10-year offtake agreement with an A-rated publicly traded company (Allianz)  Subject to FERC approval  Closing anticipated in early 2019 after commercial operation is achieved 8

Wisconsin Public Service

Proposed Solar Generation

~200 MW of combined output for WPS at two locations

~$1,300/KW Cost per Unit of Capacity



- Wisconsin Public Service and Madison Gas & Electric have partnered on two major solar projects
- Badger Hollow Solar Farm
  - Located in Iowa County, Wisconsin
  - WPS would own 100 MW (MGE 50 MW)
  - Project being developed by Invenergy
- Two Creeks Solar Project
  - Located in Two Creeks, Wisconsin
  - WPS would own 100 MW (MGE 50 MW)
  - Project being developed by NextEra Energy Resources
- WPS total purchase price of ~ $260 million
- Commercial operation targeted for 2020

WEC Energy Group

9

5-Year Capital Plan

2018-2022 Capital Plan by Category Energy $ In billions Infrastructure Gas Distribution $0.9 SMP $1.5 Generation 8% Gas Growth 0.7 New Gas $0.7 Distribution $5.0 System Renewal 1.4 New Renewables 0.9 42% Required Relocation 1.0 Maintenance Capital 0.9 Manlove Storage 0.4 Total $2.5 Generation Total $5.0 $2.5 21% Electric Distribution Electric Distribution $2.5 Growth $0.7 21% System Renewal 1.3 Technology Technology Required Relocation 0.2 $0.9 Automated Meters $0.4 8% SMRP 0.3 Systems and Equipment 0.5 Total $2.5 Total of $11.8 billion Total $0.9 11

American Transmission Company WEC portion of investment from 2018-2022 projected at $1.6 billion Key Assumptions Projected Capital Expenditures  ATC’s 2017 average rate base: (Inside Traditional Footprint) (in millions) $3.5 billion $600  Implies WEC’s average rate $516 base growth of $144 million $500 $474  ROE currently under FERC $405 $400 $387 review $366 $310  5-year WEC projected capital $300 $284 $243 investment: $232 $220  Inside footprint: $1.3 billion $200  Outside footprint: $300 million $100 $0 2018 2019 2020 2021 2022 ATC WEC portion 60% 12

Confident in Achieving Our EPS Growth Guidance $4.00 $3.50 $3.00 2018 earnings guidance of $2.50 $3.26 to $3.30 per share. Expect to reach top end of range $2.00 $1.50 $1.00 2015 2016 2017 2018 2019 2020 2015 Base GAAP Adjusted* * Adjusted earnings per share exclude acquisition costs totaling 1 cent per share in 2016, and exclude a one-time, non-cash gain totaling 65 cents per share related to the new tax law in 2017. (1) Growth rates off 2015 base of $2.72 per share and 2017 adjusted EPS (2) Based on 2017 guidance midpoint of $3.09 per share 13

Solid Dividend Growth Continues 5-7% Annualized Dividends Per Share $2.21**  13.5% compound $2.08 annual growth rate $1.98 6.25% 5.1% off 2010 base $1.83* 8.2%  Continuing to target dividend payout of $1.56 17.3% $1.445 65-70% of earnings 8.0%  Projecting dividend $1.20 20.4% growth in line with $1.04 15.4% earnings growth $0.80 30.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Payout Ratios: 51% 58% 60% 67% 67% 66% *Annualized based on fourth quarter 2015 dividend of $0.4575 **Annualized based on first quarter 2018 dividend of $0.5525 14

Focus on efficiency Reshaping our Generation Fleet for a Clean, Reliable Future Balancing reliability and customer cost with environmental stewardship  Taken as a whole, changes to our generation Our goal is to work with fleet should reduce costs to customers, preserve industry partners, fuel diversity and reduce carbon emissions. environmental groups and the state of Wisconsin with  Reshaping our generation includes: a goal of reducing CO 2  emissions by approximately Retiring older, fossil-fueled generating units 40 percent below 2005  Building state-of-the-art, natural gas levels by 2030. generation  Investing in cost-effective, zero-carbon generation 15

Retiring Coal-Fueled Generation  Our plan includes retiring more than 1,800 Achieving targeted CO2 megawatts (MW) of coal generation by 2020 reductions by 2022  Pulliam Power Plant  200 MW  Expected by the end of 2018  Edgewater 4  WPS share – 100 MW  Expected end of third quarter 2018  Presque Isle Power Plant  350 MW  Expected mid-2019  Pleasant Prairie Power Plant  1,190 MW  Retired April 2018 16

Building Natural Gas-Fueled Generation 400+ MW of natural gas-fueled generation  U.P. of Michigan (UMERC)  Reciprocating Internal RICE generation Combustion Engines  180 MW (RICE) are modular, run  Expected in-service – by mid-2019 on natural gas and allow for reliable and  West Marinette (WPS) flexible operations.  RICE generation  50 MW  Anticipated need – 2021  Option to invest in West Riverside Energy Center  Combined cycle  200 MW  2020-2022  Additional projects being actively developed 17

Investing in Zero-Carbon Generation  Solar  WPS – asset purchase – 200 MW from developers (Certificates of Authority filed for approval 5/31) Solar generation technology  We Energies – plan to purchase150 MW has greatly improved, become from developer more cost-effective and complements our summer  Qualifies for Investment Tax Credit (ITC) demand curve.  Battery storage  Option to add as part of solar developments, if cost effective  Qualifies for Investment Tax Credit (ITC)  Additional projects being actively developed 18

Achieving Our Carbon Goal Anticipated CO2 Reductions 0% -10% -20% Reduction Goal -30% 40% below 2005% % Reduction from2005 -40% -50% -60% 2005 2016 2022 2030 Mass Rate 19

Sources of Electric Energy Supply by Fuel Type 2005A 2017A 2022 Estimated 20% 26% 26% 40% 7% 53% 73% 21% 34% Coal Natural Gas Carbon Free 20

Delivering the Future Infrastructure Resilience Infrastructure Redesign Technology Enhancements • Installing 2,200 miles of • Major investments planned • Advanced metering underground circuits to replace to address aging program that uses troublesome overhead lines, infrastructure integrated system of smart and adding distribution meters to enable two-way automation equipment through • Expect to spend $2.7 billion over the next 5 years on communication between our System Modernization and utilities and customers Reliability Project at WPS electric delivery • Committed to delivering the • Upgrading the customer • Phase 1 of project is future with infrastructure information system at approximately 90% complete that will reduce operating We Energies • Phase 2 of project is costs and meet new underway environmental standards 21

Wisconsin Public Service System Modernization and Reliability Project Phase 1 – install 1,200 miles of underground circuits and add distribution automation equipment Minocqua Eagle River Rhinelander on 400 miles Tomahawk Wausaukee Wabeno  Project $220 million investment Merrill Antigo Menominee Wausau Sturgeon Bay Stevens Point Green Bay Kewaunee Phase 2 – underground an Waupaca Two Rivers additional 1,000 miles Oshkosh  Project $210 million investment Expect both phases to be complete by 2021 Phase 1 Phase 2 22

Major Construction Projects – Peoples Gas Natural Gas System Modernization Program Extensive effort to modernize natural gas infrastructure in city of Chicago  Ultimately replace 2,000 miles of piping  Approximately 25% complete* Investment recovery under a monthly rider  Project $280-$300 million average annual investment  Illinois law authorizes rider through 2023 *Total program completion percentage is based on the weighted average of program categories that comprise the major components of the SMP project 23

Advanced Metering Infrastructure (AMI) Program  Real-time data for faster identification of meter condition, theft of electric service and outage management  Reduce manual work and deliver timely and accurate bills for customers  Benefits from implementation of remote disconnection and reconnection capabilities:  Reduce truck rolls  Create efficiencies in back office and care center  Save lost revenue by disconnecting nonpaying customers  Project to spend approximately $360 million through 2022 across four states we serve 24

Well Positioned for the Future Acquisition of Bluewater Natural Gas Holding  Bluewater entered into long-term service Underground natural agreements with the three Wisconsin gas gas storage facilities in utilities Michigan that will  Total acquisition price: $230 million provide one-third of the  storage needs for our Working gas capacity of 23.2 Bcf natural gas distribution  Expected to provide a utility return on capital companies in Wisconsin  Public Service Commission of Wisconsin granted declaratory ruling and approval on June 15, 2017  Closed acquisition on June 30, 2017 25

Major Construction Projects New Generation in Upper Peninsula  Provides a long-term generation solution for electric reliability in Upper Peninsula ~180 MW of clean, natural  Estimated $266 million ($277 million including AFUDC) gas-fired generation from investment to be made by Michigan utility – UMERC Reciprocating Internal  Combustion Engines (RICE) Half of investment recovered in retail rates  Half of investment recovered by 20-year agreement Commercial operation targeted for 2019 with Cliffs Natural Resources  Allows for retirement of Presque Isle Power Plant  Received approval and final written order on October 25, 2017 Procurement is Construction is 60% 13% complete complete 26

Foxconn in Wisconsin  Capital investment by Foxconn of $10 billion Foxconn announced dollars July 26, 2017, Wisconsin’s largest  Goal of creating 13,000 jobs, with an average economic development salary of $53,875, plus benefits project and largest corporate attraction  Estimated 22,000 indirect jobs created project in U.S. history, throughout Wisconsin as measured by jobs.  Largest greenfield investment by a foreign-based company in U.S. history as measured by jobs  One of the largest manufacturing campuses in the world  Plans to be operational in 2020 Source: inWisconsin.com 27

Key Takeaways for WEC Energy Group  Track record of exceptional performance  Portfolio of premium businesses  Investment opportunities support 5-7 percent EPS growth with minimal rate impact  Dividend growth projected to be in line with earnings growth  No need to issue additional equity through the forecast period  Poised to deliver among the best risk-adjusted returns in the industry 28

Appendix

Electric Distribution Natural Gas Distribution Electric Generation Non-Utility Energy Infrastructure Electric Transmission 60% ownership 30

Still Recognizing Benefits from Acquisition  WEC Energy Group formed in 2015 when Wisconsin Energy acquired Integrys in a transaction valued at $9 billion  Acquisition created the leading electric and natural gas utility in the Midwest  Based on the number of customers, WEC Energy Group is the eighth-largest natural gas distributor in the U.S.  Met or exceeded WEC’s acquisition criteria  Accretive to earnings per share starting in first full calendar year of combined operations  Largely credit neutral  Long-term growth prospects of combined entity equal to or greater than stand-alone company 31

Saving for Growth Reduced O&M leads to incremental capital investment opportunities 900 Every dollar in O&M 800 savings results in 700 approximately $8 of capital investment 600 opportunities, with no 500 expected impact to customer rates 400 Capital Deployed* Capital 300 200 100 0 0 25 50 75 100 In millions O&M Reduction* * Based on a 30-year utility project at Wisconsin Electric 32

Earnings Growth Drivers 2017 average rate base ($ billions) $13.4 $3.0 $2.1 $18.5 billion $2.7 Utilities Energy Transmission Infrastructure Utility: Energy Infrastructure: ATC: Projected capital spend Projected capital spend Projected capital spend from 2018–2022: ~ $10.7B from 2018-2022: ~ $1.1B from 2018-2022: ~ $1.6B • Includes ~ $200M of capital spend at We Power 33

Line of Business View Capital Plan Drives 5% to 7% EPS Growth ATC Investment $2,690 $15 $2,555 $2,500 $2,465 $309 $239 $2,142 $1,971 $1,190 $2,000 $318 $30 $996 $1,181 $1,500 Energy Infrastructure $1,159 $988 Gas Delivery $556 Electric Delivery $1,000 $511 Generation* $559 $541 $500 $540 $929 $739 $486 $242 $295 $- In millions 2018 2019 2020 2021 2022 Approximately $12 billion projected capital spend from 2018-2022 plus ATC investment * Includes ~$200 million of capital spend at We Power 34

State View Robust Capital Projection 2018-2022 ATC Investment $2,690 $111 $15 $2,555 $2,500 $2,465 $309 $239 $100 $677 $96 $2,142 $1,971 $2,000 $318 $117 $30 $526 $639 $80 Energy Infrastructure $1,500 $632 $525 $958 MERC/MGU Illinois $885 WI/MI Delivery $1,000 $1,001 WI/MI Generation* $950 $924 $500 $929 $739 $486 $242 $295 $- In millions 2018 2019 2020 2021 2022 Depreciation at the utilities expected to average $910 million annually over the 2018-2022 period * Includes ~$200 million of capital spend at We Power 35

Increasing Natural Gas Distribution Investment Average Rate Base Estimated Rate Base at 12/31/2017 at 12/31/2022 Gas Gas Distribution Distribution FERC 29% 35% Regulated FERC 15% Regulated Electric Electric 15% Generation Generation and Distribution and Distribution 56% 50% 36

Power the Future Investments Natural Gas Coal Capacity 1,090 MW 1,030 MW1 Investment $664 million $2 billion1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 1 – February 2010 Unit 2 – May 2008 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW  Port Washington Generating Station ranks seventh in nation for natural gas 2 combined-cycle heat rate 2  Oak Creek Expansion Units rank fourth in nation for coal heat rate 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 2. Source: Power Engineering 37

American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC current ownership interest is 37%  Owns transmission rights to California’s Path 15  Zephyr Power Transmission project  Proposed San Luis Transmission project  ATC-only outside the footprint  WEC interest: 75%  Other transmission projects throughout the U.S.  Alaska  Arizona 38

Balanced Sales Mix 2017 Retail MWh Deliveries Mix* 35% Large C&I by Segment Paper 24% Foundry (SIC 33) 11% Mining/Minerals 10% Small C&I Large C&I Food/Agriculture 9% 36% 35% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 5% Residential Office 4% plus Farm Education 4% 29% Printing 3% Chemical 3% Other 12% *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula 39

Natural Gas Sales – Wisconsin Segment Year over Year Change Actual Sales Weather Normalized Sales 20161 2017 2018Q1 20161,2 20172 2018Q1 Residential -0.6% 2.4% 12.1% 2.6% 1.6% 3.5% Total Commercial & -2.0% 5.4% 12.8% 1.1% 3.4% 6.1% Industrial3 Total Retail Sales -1.1% 3.5% 12.4% 2.0% 2.3% 4.5% Volumes Transportation4 5.5% 5.2% 8.7% 6.1% 5.7% 5.9% Total Sales Volumes4 1.6% 4.3% 11.2% 3.7% 3.7% 4.9% 1) For comparative purposes, these percentages include retail natural gas sales volume information for both Wisconsin Electric Power Company and Wisconsin Public Service Corporation for the year ended December 31, 2015. Because Integrys was acquired effective June 29, 2015, we are including both actual and normalized sales volumes for Wisconsin Public Service that were recognized prior to the acquisition and are not reflected in our 2015 financial statements. 2) An adjustment for 2016 leap year is factored into these percentages. 3) Including interruptible sales. 4) Excluding sales for power generation. 40

Diverse Portfolio of Regulated Businesses By Business By Jurisdiction MI/MN 3% Gas Distribution IL 29% 13% FERC Regulated 15% FERC 15% WI 69% Electric Generation and Distribution 56% Based on 2017 average rate base 41

Composition of Rate Base Total 2017 Rate Base of $18.5 billion Wisconsin Electric Power the Future Wisconsin Public Service Corporation UMERC Wisconsin Gas North Shore Gas 33.5% 15.7% Peoples Gas Minnesota Energy Resources 15.7% Michigan Gas Utilities ATC 0.5% 11.4% Bluewater 7.0% 0.5% 11.9% 1.1% 1.1% 1.6% Note: Power the Future value represents investment book value 42

Strong Financial Condition Electric and Gas Utilities Credit Ratings Distribution* Utilities Number of Utility Rating Issuers 140 Wisconsin Electric A- 120 100 Wisconsin Gas A 80 60 Wisconsin Public Service A- 40 20 Peoples Gas A- 0 AA - A A- BBB+ BBB BBB- Below Investment Grade *Source: Standard & Poor’s Financial Services LLC (January 31, 2018) 43

Manageable Levels of Refinancing $900 Upcoming Debt Maturities $800 $700 $600 $500 $400 $300 $200 No debt maturities $100 in 2022 $- In millions 2018 2019 2020 2021 2022 Hold Co WEPCO WPS PGL 44

Balance Sheet Remains Strong No Equity Issuances Anticipated Funds from Operations/Debt Holding Company Debt 20% to Total Debt 19% 30% 19% 18% 29% 25% 17% 16-18% 16% 20% 15% Goal of 30% 15% 14% or Less 13% 10% 12% 5% 11% 10% 0% 2017 2018-2022E 2017 2018-2022E 45

Rate-Making Parameters by Company Utility Equity Layer (1) Authorized ROE Wisconsin Electric 48.5%-53.5% 10.2% Wisconsin Public Service 49.0%-54.0% 10.0% Wisconsin Gas 47.0%-52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.32% 9.11% Michigan Gas Utilities 52% 9.9%  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities (2) 1. Represents the equity component of capital; rates are set at the mid-point of any range 2. Applied through 2019 46

Key Rate Making Components Michigan– Illinois – Minnesota – Electric & Wisconsin – Wisconsin – Area Gas Gas Gas Gas Electric Gas Pipeline Replacement PGL Rider Bad Debt Rider ✓ Bad Debt Escrow Accounting WE / WG WE Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site ✓ ✓ ✓ ✓ N/A Clean Up Recovery Invested Capital Tax Rider ✓ Forward-looking test years ✓ ✓ ✓ 2 years 2 years 50/50 first 50 bp above Earnings cap/sharing allowed ROE, 100% to customers beyond 50 bp* *Wisconsin Electric Power Company and Wisconsin Gas earnings cap applies 2016 – 2019, Wisconsin Public Service cap applies 2018 – 2019 47

Regulatory and Open Docket Update Estimated Key Dates Wisconsin (apps.psc.wi.gov) . Decision regarding proposed rate case settlement for all Wisconsin utilities  (Dockets: We Energies – 5-UR-108 and WPS – 6690-UR-125) . Received approval on acquisition of Bluewater Natural Gas Holding Co.  .  Received approval on Forward Wind Center . Decision on new solar generation projects (Docket: 5-BS-228) Q4 2018 Illinois (icc.illinois.gov) .  Final Commission order on System Modernization Project (Docket 16-0376) . Decision on 2015 QIP reconciliation (Docket: 16-0197) 2018 . No rate case filing expected for 2018 Michigan (michigan.gov/mpsc) . Received approval on proposed new generation of natural-gas-fired  Reciprocating Internal Combustion Engines (RICE) in the Upper Peninsula (Docket U-18224) Minnesota (mn.gov/puc) .  Interim rate increase of $9.5 million or 3.8% effective January 1, 2018* . Decision on proposed base rate increase of $12.6 million or 5.0% Q4 2018 FERC (ferc.gov) . Decision on second MISO/ATC ROE Complaint (Docket EL15-45) 2018 * Interim rates decreased by $2.5 million to $7.0 million on April 1, 2018 to reflect changes related to tax reform 48

Regulatory Environment

Wisconsin
- Governor Scott Walker (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Michigan
- Governor Rick Snyder (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Lon Roberts Chair	R	03/2017	03/2023
Mike Huebsch	R	03/2015	03/2021
Rich Zipperer	R	03/2018	03/2024

Michigan Commissioners			
Name	Party	Began Serving	Term Ends
Sally Talberg Chair	I	07/2013	07/2021
Norm Saari	R	08/2015	07/2019
Rachael Eubanks	I	08/2016	07/2023

WEC Energy Group

49

Regulatory Environment Illinois Minnesota  Governor Bruce Rauner (R)  Governor Mark Dayton (D)  Commission  Commission  Gubernatorial appointment, Senate  Gubernatorial appointment, Senate confirmation confirmation  Chairman: Gubernatorial appointment  Chairman: Gubernatorial appointment  5-year staggered terms  6-year staggered terms Illinois Commissioners Minnesota Commissioners Name Party Began Serving Term Ends Name Party Began Serving Term Ends Brien Sheahan Nancy Lange R 01/2015 01/2020 D 02/2013 01/2019 Chair Chair John Rosales D 03/2015 01/2019 John Tuma R 02/2015 01/2021 Sadzi Martha R 01/2017 01/2022 Dan Lipschultz D 01/2014 01/2020 Olivia Matt Schuerger R 01/2016 02/2022 D. Ethan Kimbrel D 01/2018 01/2023 Anastasia Palivos I 01/2018 01/2023 Katie Sieben D 01/2017 01/2023 50

Regulatory Environment  FERC  Presidential appointment, Senate confirmation  5-year term FERC Commissioners Name Party Began Serving Term Ends Kevin McIntyre R 11/2017 06/2023 Chairman Cheryl LaFleur D 07/2014 06/2019 Robert R 08/2017 06/2020 Powelson Richard Glick D 11/2017 06/2022 Neil Chatterjee R 08/2017 06/2021 51

Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry 300% 250% 200% WEC Energy Group Dow Jones Utilities 150% S&P Utilities Philadelphia Utility S&P Electric 100% 50% 0% One-Year Three-Year Five-Year Ten-Year * Total return including reinvested dividends for the 10 years ended December 31, 2017 52

Meeting and Exceeding Commitments Commitments Results Deliver among the best risk-  • Adjusted EPS 10-year CAGR of 8% (2007-2017) adjusted returns in the industry • Dividend CAGR of 13.5% (2010-2018) Reduce 2017 O&M by 3% off  O&M reduction of more than 6% year over year 2016 base Maintain strong financial  All utilities achieved “A” credit ratings condition We Energies named most reliable utility in America in 2017 Deliver world-class reliability  and best in the Midwest for seven years running* Named one of the 100 Best Corporate Citizens in America by Provide exceptional customer  Corporate Responsibility Magazine for second consecutive and community support year. Grow our regulated businesses  Diversified across four state jurisdictions and FERC and leverage our expertise * As reported by PA Consulting Group on November 30, 2017 53

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339